UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-21200

The Denali Fund Inc.

(Exact Name of Registrant as Specified in Charter)

Fund Administrative Services

2344 Spruce Street, Suite A

Boulder, CO 80302

(Address of Principal Executive Offices)(Zip Code)

Fund Administrative Services

2344 Spruce Street, Suite A

Boulder, CO 80302

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

(303) 444-5483

Date of Fiscal Year End: October 31

Date of Reporting Period: April 30, 2010

Item 1. Reports to Stockholders.

The Report to Stockholders is attached herewith.

THE DENALI FUND INC.

Semi-Annual Report April 30, 2010 (Unaudited)

NYSE Symbol: DNY

THE DENALI FUND INC.	TABLE OF CONTENTS

LETTER FROM THE ADVISER

Dear Shareholder:

The Denali Fund had a total return on net asset value (NAV) of 14.0% for the six months ending 4/30/2010, compared to the S&P 500 Index which had a total return of 15.7% over the same period. Considering the Fund had about 1/3 of its assets in cash & cash equivalents which are earning almost zero, it’s not a bad result.

TOTAL RETURNS FOR PERIODS ENDING 04/30/10

	3 Months Ended 04/30/10	6 Months Ended 04/30/10	One Year Ended 04/30/10
Cumulative Returns
Denali Fund NAV	4.8%	14.0%	43.0%
S&P 500 Index	11.1%	15.7%	38.9%
Dow Jones Industrial Average	10.1%	14.9%	38.7%
NASDAQ Composite	14.9%	21.0%	44.7%

From the end of the Fund’s last fiscal year, 10/31/09, through the six months ending 4/30/10, the stock market made a steady climb upwards, continuing the steady upward trend in the market throughout most of 2009. All in all, The Denali Fund kept pace with the overall market. Keeping pace with the market is not the goal. Beating it is. While the Fund outperformed two of the three indices above for the one year ended 4/30/10, we are long-term investors and believe short-term performance is not a good indicator.

The Denali Fund’s largest positions had decent gains, in line with the market increases over the past 6 months. Berkshire Hathaway, the Fund’s largest position, making up nearly one-quarter of the Fund’s total assets, was up 16% and Ventas had a total return of 20%. The Fund’s investment in Ithan Creek was up over 8% in the period, and Johnson & Johnson and the Cohen & Steers Infrastructure Fund both had returns over 10%.

The Denali Fund has $40.7 million of Auction Rate Preferreds (“ARPs”) outstanding as of 4/30/2010. In May, we put out a voluntary tender offer to buy back up to $10 million of the Fund’s ARPs at 75% of par. With only a handful of shares tendered at this price, on June 16th, we extended the tender for 10 more days at a higher price: 80% of par (those who tendered at 75% will receive the higher price). The tender will have the affect of reducing the Fund’s leverage. The ARPs have provided very cheap leverage for the Fund, as the average rate on the ARPs was less than 0.20% in the 6 months ending 4/30/2010. Because the low cost of leverage is a value to the common shareholders, some discount to par is warranted. The final decision whether or not they accept the tender price is, of course, up to the owners of the ARPs. To the extent the current tender is accepted by the ARPs owners, there will be accretion to the common shareholders in return for having given up such attractive perpetual leverage.

Semi-Annual Report | April 30, 2010	1

THE DENALI FUND INC.

Debt – We’re All in This Thing Together

Speaking of debt, how is it that the United States government can borrow $13 trillion? What collateral is used to back this loan? It’s you and me. The strength of the US economy (the largest in the world ) and the US taxing authority combined are the “collateral” behind the biggest loan in the world. As this huge US economic engine has started to slow down, the ability to repay the debt comes into question. As a nation, we have borrowed individually and collectively beyond our means. The unemployment rate of nearly 10% is definitely hurting this economic engine. Here’s a little secret: the US government cannot repay its debt obligations. At least it can’t as things stand now. But the Fed has a little trick up its sleeve. It’s called a printing press; specifically, a printing press that prints money. And over time they may be forced to use it if tax receipts aren’t enough to service the debt. It’s highly probable that at sometime in the future the dollars in your wallet will buy a lot less than what they can buy today. The debt has been growing steadily over the last 30, 40, even 50 years. But lately, it’s been ballooning. On top of that, state and local governments who must balance their budget are cutting and scrimping and doing whatever they can to make it work. So are millions of other Americans. The paradox is while the scrimping and saving needs to be done, it is simultaneously slowing down the economy. As a nation, we’ve pumped up our economy by increasingly borrowing and spending for 25+ years. Debt has reached a crescendo brought about by the excessive borrowing on homes, credit cards, lines of credit, and government borrowing. The American economy has slowed significantly as a result. The Fed has already pumped quite a large sum of money into the economy trying to get it running again. Such an inflow of money should have already started the wheels of inflation turning, yet so far, inflation doesn’t seem to be much of an issue. There’s even talk of deflation, which one would expect in a slowing economy. But we have had both of these forces, inflation and deflation, counteracting each other – temporarily. The decline in the economy coupled with a high unemployment level has kept inflation in check. The fact that prices haven’t declined is a tell-tale sign that inflationary forces have already started working. As the US debt grows, and taxes go higher (which slows the economy), the Fed will have to create even more money to pay the debt burden. This will fuel inflation more. All these things will take time to happen.

So how does all of this impact the Fund? Holding cash in an inflationary environment is not a good thing to do. And while the Fund currently has quite a bit of cash, as mentioned above, we don’t feel rushed to invest it since we believe it will take some time for inflation to have an impact. We look for companies that can adapt to inflationary conditions—those who can adjust their prices fairly regularly. We will also look at offshore companies (though Europe may be in worse shape than we are!) where economic futures have a different scenario.

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LETTER FROM THE ADVISER

The Fund has a website at www.thedenalifund.com. One of the features on the website is the ability to sign up for electronic delivery of shareholder information. Through electronic delivery, you can enjoy the convenience and timeliness of receiving and viewing stockholder communications (such as annual reports, press releases, proxy statements, etc.) online in addition to, but more quickly than, the hard copies you currently receive. To enroll, simply go to www.thedenalifund.com and click on “Sign up for email updates”. We hope you find the site useful.

Sincerely,

Carl D. Johns
Boulder Investment Advisers, LLC Boulder, Colorado

June 22, 2010

Note to Shareholders on Concentration of Investments and the Fund’s Non-Diversified Status:

The Denali Fund is a non-diversified Fund as defined by the SEC, which means it can (and has) taken positions in securities that amount to greater than 5% of the Fund’s total assets, all the way up to 25%. The Fund had 25.7% of its assets invested in one security as of 4/30/2010: Berkshire Hathaway. At the time of investment, it did not exceed 25%, but due to appreciation it has exceeded 25% which does not require the Fund to sell it, but it prevents the Fund from buying any more. It has three other positions in securities that are greater than 5% (not including cash). We want shareholders to be aware of this and make sure that they understand that concentrating investments in a fewer number of securities may involve a degree of risk that is greater than a fund which has less concentrated investments spread out over a greater number of securities.

Semi-Annual Report | April 30, 2010	3

THE DENALI FUND INC.	FINANCIAL DATA Unaudited

	Per Share of Common Stock
	Net Asset Value	NYSE Closing Price	Dividends Paid
10/31/09	$15.66	$13.25	$–
11/30/09	16.09	13.86	–
12/31/09	16.31	14.29	0.17
1/31/10	16.83	14.20	–
2/28/10	17.43	14.85	–
3/31/10	17.83	15.73	–
4/30/10	17.64	15.64	–

¡	Ranked #1 in the Lipper Closed-End Equity Fund Performance Analysis for Real Estate Funds for the 1-Year Ended December 31, 2008

¡	Ranked #1 in the Lipper Closed-End Equity Fund Performance Analysis for Real Estate Funds for the 5-Years Ended December 31, 2008*

LIPPER and LIPPER Corporate Marks are propriety trademarks of Lipper, a Reuters Company. Used by permission.

*	Boulder Investment Advisers, L.L.C., and Steward Investment Advisers assumed management of The Denali Fund in October 2007.

INVESTMENTS AS A % OF NET ASSETS AVAILABLE TO COMMON STOCK AND PREFERRED SHARES

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PORTFOLIO OF INVESTMENTS Unaudited

April 30, 2010

Shares	Description	Value (Note 1)

LONG TERM INVESTMENTS 76.4%
DOMESTIC COMMON STOCKS 55.5%
	Cosmetics & Personal Care 0.4%
8,000	The Procter & Gamble Co.	$497,280

	Diversified 25.7%
254	Berkshire Hathaway, Inc., Class A*	29,292,550

	Gas 0.4%
12,000	Inergy L.P.	456,120

	Healthcare - Products 4.9%
86,000	Johnson & Johnson	5,529,800

	Manufacturing 1.4%
18,000	3M Co.	1,596,060

	Pharmaceuticals 0.1%
9,700	Pfizer, Inc.	162,184

	Real Estate Investment Trusts (REITs) 12.1%
112,000	LTC Properties, Inc.	3,124,800
226,200	Ventas, Inc.	10,683,426

		13,808,226

	Registered Investment Companies (RICs) 10.5%
457,369	Cohen & Steers Infrastructure Fund, Inc.	6,741,614
223,966	Cohen & Steers Quality Income Realty Fund, Inc.	1,711,099
210,716	Flaherty & Crumrine/Claymore Total Return Fund, Inc.	3,565,315

		12,018,028

TOTAL DOMESTIC COMMON STOCKS (Cost $46,520,926)		63,360,248

FOREIGN COMMON STOCKS 2.5%
	Germany 0.3%
4,500	RWE AG	370,097

	Hong Kong 0.0%(1)
5,000	Guoco Group, Ltd.	52,163

	Netherlands 1.2%
45,000	Unilever NV	1,377,454

See accompanying notes to financial statements.

Semi-Annual Report | April 30, 2010	5

THE DENALI FUND INC.

Shares	Description	Value (Note 1)

	New Zealand 0.3%
390,199	Kiwi Income Property Trust	$286,452

	United Kingdom 0.7%
20,000	GlaxoSmithKline PLC - ADR	745,800

TOTAL FOREIGN COMMON STOCKS (Cost $2,213,580)		2,831,966

AUCTION PREFERRED SECURITIES 10.0%
160	Advent Claymore Global Convertible Securities & Income Fund, Series W7(2)	3,400,000
65	Blackrock Preferred and Equity Advantage Trust, Series F7(2)	1,381,250
68	Gabelli Dividend & Income Trust, Series C(2)	1,445,000
13	Neuberger Berman Real Estate Securities Income Fund, Inc., Series A(2)	276,250
69	PIMCO Corporate Opportunity Fund, Series W(2)	1,466,250
81	TS&W/Claymore Tax-Advantaged Balanced Fund(2)	1,721,250
80	Western Asset Premier Bond Fund, Series M(2)	1,700,000

TOTAL AUCTION PREFERRED SECURITIES (Cost $13,400,000)		11,390,000

LIMITED PARTNERSHIPS 8.4%
7	Ithan Creek Partners, L.P.*(2)(4)	9,578,037

TOTAL LIMITED PARTNERSHIPS (Cost $7,000,000)		9,578,037

TOTAL LONG TERM INVESTMENTS (Cost $69,134,506)		87,160,251

SHORT TERM INVESTMENTS 23.7%
	Money Market Funds 23.7%
229,202	Dreyfus Treasury Cash Management Money Market Fund, Institutional Class, 7 Day Yield - 0.000%(3)	229,202

See accompanying notes to financial statements.

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PORTFOLIO OF INVESTMENTS Unaudited

April 30, 2010

Shares	Description	Value (Note 1)

Money Market Funds (continued)
26,800,000	JPMorgan Prime Money Market Fund,
	7 Day Yield - 0.115%	$26,800,000

Total Money Market Funds (Cost $27,029,202)		27,029,202

TOTAL SHORT TERM INVESTMENTS (Cost $27,029,202)		27,029,202

TOTAL INVESTMENTS 100.1% (Cost $96,163,708)		114,189,453

OTHER ASSETS AND LIABILITIES - 0.1%		(169,291)

TOTAL NET ASSETS AVAILABLE TO COMMON STOCK AND PREFERRED SHARES 100.0%		114,020,162

AUCTION PREFERRED SHARES (APS) REDEMPTION VALUE		(40,700,000)

TOTAL NET ASSETS AVAILABLE TO COMMON STOCK		$73,320,162

Abbreviations:

ADR - American Depositary Receipt.

*	Non-income producing security.

(1)	Less than 0.05% of total net assets available to common stock and preferred shares.

(2)

Fair valued security under procedures established by the Fund’s Board of Directors. Total market value of fair valued securities as of April 30, 2010 is $20,968,037 or 18.39% of total net assets available to common stock and preferred shares.

(3)	7-day yield less than 0.001% at April 30, 2010.

(4)	Restricted Security; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933.

For Fund compliance purposes, the Fund’s industry and/or geography classifications refer to any one of the industry/geography sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund Management. This definition may not apply for purposes of this report, which may combine industry/geography sub-classifications for reporting ease. Industries/geographies are shown as a percent of net assets available to common and preferred shares. These industry/geography classifications are unaudited.

See accompanying notes to financial statements.

Semi-Annual Report | April 30, 2010	7

THE DENALI FUND INC.	STATEMENT OF ASSETS AND LIABILITIES Unaudited

April 30, 2010

ASSETS:
Investments, at value (Cost $96,163,708) (Note 1)	$114,189,453
Foreign currency, at value (Cost $36,677)	36,524
Dividends and interest receivable	11,727
Prepaid expenses and other assets	30,257

Total Assets	114,267,961

LIABILITIES:
Investment co-advisory fees payable (Note 2)	117,978
Legal and audit fees payable	37,457
Administration and co-administration fees payable (Note 2)	24,411
Printing fees payable	22,918
Directors’ fees and expenses payable	20,446
Accumulated undeclared dividends on Auction Preferred Shares (Note 5)	535
Accrued expenses and other payables	24,054

Total Liabilities	247,799

FUND TOTAL NET ASSETS	$114,020,162

AUCTION PREFERRED SHARES:
$0.0001 par value, 2,000 shares authorized, 1,628 shares outstanding, liquidation preference of $25,000 per share (Note 5)	40,700,000

TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$73,320,162

TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS) CONSISTS OF:
Par value of common shares (Note 4)	$416
Paid-in capital in excess of par value of common stock	53,873,399
Undistributed net investment income	12,728
Accumulated net realized gain on investments sold and foreign currency related transactions	1,408,027
Net unrealized appreciation on investments	18,025,592

TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$73,320,162

Net Asset Value, $73,320,162/4,157,117 common stock outstanding	$17.64

See accompanying notes to financial statements.

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STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended April 30, 2010

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $8,527)	$1,095,467
Interest	6,083
Miscellaneous Income	431

Total Investment Income	1,101,981

Expenses:
Investment co-advisory fee (Note 2)	688,527
Administration and co-administration fees (Note 2)	141,821
Directors’ fees and expenses (Note 2)	39,101
Legal and audit fees	37,989
Preferred shares broker commissions and auction agent fees	13,790
Transfer agency fees	9,777
Insurance expense	8,554
Custody fees	5,966
Other	31,336

Total Expenses	976,861

Net Investment Income	125,120

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Investment securities	1,437,834
Foreign currency related transactions	556

1,438,390

Net change in unrealized appreciation of:
Investment securities	7,524,492
Foreign currency related transactions	(113,464)

7,411,028

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	8,849,418

PREFERRED SHARES DISTRIBUTIONS:
From net investment income	(36,086)

Total Preferred Shares Distributions	(36,086)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,938,452

See accompanying notes to financial statements.

Semi-Annual Report | April 30, 2010	9

THE DENALI FUND INC.	STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009

OPERATIONS:
Net investment income	$125,120	$278,962
Net realized gain on investments	1,438,390	502,804
Net change in unrealized appreciation of investments and foreign currency transactions	7,411,028	476,758

Net Increase in Net Assets Resulting from Operations	8,974,538	1,258,524

PREFERRED SHARES TRANSACTIONS:
Distributions from net investment income	(36,086)	(154,223)
Discount on redemption of Auction
Preferred Shares	–	130,000

Total Preferred Shares Transactions	(36,086)	(24,223)

Net Increase in Net Assets Resulting from Operations Applicable to Common Stockholders	8,938,452	1,234,301

DISTRIBUTIONS: COMMON STOCK
From net investment income	(207,856)	–
From net realized capital gains	(498,854)	–

Total Distributions: Common Stock	(706,710)	–

Net Increase in Net Assets	8,231,742	1,234,301

REPURCHASE OF AUCTION PREFERRED SHARES (PAR VALUE)	–	(1,300,000)

NET ASSETS:
Beginning of year	105,788,420	105,854,119

End of period (including undistributed net investment income of $12,728 and $131,550, respectively)	114,020,162	105,788,420

Auction Preferred Shares (APS) Redemption Value	(40,700,000)	(40,700,000)

Net Assets Applicable to Common Stockholders	$73,320,162	$65,088,420

See accompanying notes to financial statements.

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STATEMENT OF CASH FLOWS Unaudited

For the Six Months Ended April 30, 2010

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets from operations	$8,938,452
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(820,345)
Proceeds from disposition of investment securities	3,777,766
Net purchases of short-term investment securities	(2,255,163)
Net realized gain on investments and foreign currency related transactions	(1,438,390)
Net change in unrealized appreciation on investment securities and foreign currency related transactions	(7,411,028)
Amortization of discount	(2,393)
Increase in interest and dividends receivable	(5,299)
Increase in other assets	(21,666)
Increase in payable for co-advisory fees	4,152
Decrease in payable for legal and audit fees	(12,823)
Increase in payable for administration and co-administration fees	202
Decrease in accumulated undeclared dividends on Auction Preferred Shares	(16)
Decrease in payable for printing fees	(5,395)
Decrease in payable for directors’ fees and expenses	(1,306)
Decrease in accrued expenses	(3,514)

NET CASH PROVIDED BY OPERATING ACTIVITIES	743,234

CASH FLOWS FROM FINANCING ACTIVITIES
Cash distributions paid	(706,710)

NET CASH USED IN FINANCING ACTIVITIES	(706,710)

NET INCREASE IN CASH	36,524
CASH AND FOREIGN CURRENCY, BEGINNING BALANCE	$–
CASH AND FOREIGN CURRENCY, ENDING BALANCE	$36,524

See accompanying notes to financial statements.

Semi-Annual Report | April 30, 2010	11

THE DENALI FUND INC.

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

Six Months Ended April 30, 2010 (Unaudited)

OPERATING PERFORMANCE
Net Asset Value - Beginning of Period	$15.66

Income from Investment Operations:
Net investment income (a)	0.03
Net realized and unrealized gain/(loss) on investments (a)	2.13

Total from Investment Operations	2.16

Preferred Shares Transactions
Distributions paid from net investment income (a)	(0.01)
Distributions paid from net realized capital gains (a)	–
Discount on redemption of Auction Preferred Shares	–

Total APS* Transactions	(0.01)

Net Increase/(Decrease) from Operations Applicable to Common Stock	2.15

Distributions: Common Stock
Distributions paid from net investment income	(0.05)
Distributions paid from net realized capital gains	(0.12)
Distributions paid from tax return of capital	–

Total Distributions Paid to Common Stockholders	(0.17)

Common Stock Net Asset Value - End of Period	$17.64

Common Stock Market Value - End of Period	$15.64

Total Return, Common Stock Net Asset Value (b)	13.97%
Total Return, Common Stock Market Value (b)	19.43%

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS: (c)
Gross Operating Expenses (d)	2.80% (f)
Net Operating Expenses (e)	2.80% (f)
Net Investment Income	0.36% (f)

SUPPLEMENTAL DATA:
Portfolio Turnover Rate	1%
Net Assets Applicable to Common Stockholders, End of Period (000s)	$73,320

*	Auction Preferred Shares (“APS”).
(a)	Calculated based on the average number of shares outstanding during each fiscal period.

Footnotes continued on page 14.

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FINANCIAL HIGHLIGHTS

For a Common Share Outstanding Throughout Each Period.

Years Ended October 31,

2009	2008	2007	2006	2005

$15.36	$25.33	$32.22	$24.71	$23.00

0.07	0.59	1.26	1.10	0.36
0.24	(6.53)	(4.03)	8.70	3.42

0.31	(5.94)	(2.77)	9.80	3.78

(0.04)	(0.11)	(0.19)	(0.27)	(0.08)
–	(0.29)	(0.36)	(0.20)	(0.22)
0.03	–	–	–	–

(0.01)	(0.40)	(0.55)	(0.47)	(0.30)

0.30	(6.34)	(3.32)	9.33	3.48

–	(0.40)	(1.24)	(1.03)	(0.45)
–	(2.86)	(2.33)	(0.79)	(1.31)
–	(0.37)	–	–	(0.01)

–	(3.63)	(3.57)	(1.82)	(1.77)

$15.66	$15.36	$25.33	$32.22	$24.71

$13.25	$11.27	$22.08	$28.06	$21.36

1.95%	(25.3)%	(10.7)%	40.5%	16.9%
17.57%	(37.1)%	(10.6)%	41.5%	16.2%

3.30%	1.77%	0.72%	0.87%	3.02%
3.30%	1.77%	0.71%	0.86%	3.01%
0.51%	1.98%	4.34%	4.00%	1.52%

25%	91%	17%	15%	8%
$65,088	$63,854	$105,292	$133,933	$102,721

See accompanying notes to financial statements.

Semi-Annual Report | April 30, 2010	13

THE DENALI FUND INC.	FINANCIAL HIGHLIGHTS

(b)

Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on common stock market value assumes the purchase of common stock at the market price on the first day and sales of common stock at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. Total return would have been lower if prior management had not waived a portion of the investment administration fees. The calculation does not reflect brokerage commissions.

(c)	Expense ratios do not include the effect of transactions with preferred shareholders. Income ratios include income earned on assets attributable to APS outstanding.
(d)	The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to offset arrangements.
(e)

After waiver of, depending on the period, all or a portion of the management and/or administration fees by prior management. Had prior management not undertaken such actions, the annualized ratios of net expenses to average daily net assets applicable to common stockholders would have been:

Six Months Ended	Year Ended October 31,
April 30, 2010	2009	2008	2007	2006	2005
–	–	–	1.83%	2.03%	4.22%

(f)	Annualized

The table below sets out information with respect to APS currently outstanding. (1)

	Liquidation Value (000)	Total Shares Outstanding (000)	Asset Coverage Per Share (2)	Involuntary Liquidating Preference Per Share (3)	Average Market Value Per Share (3)
04/30/10	$40,700	1.63	$70,037	$25,000	$25,000
10/31/09	40,700	1.63	64,980	25,000	25,000
10/31/08	42,000	1.68	62,992	25,000	25,000
10/31/07	42,000	1.68	87,698	25,000	25,000
10/31/06	42,000	1.68	104,743	25,000	25,000
10/31/05	42,000	1.68	86,156	25,000	25,000

(1)	See Note 5.
(2)	Calculated by subtracting the Fund’s total liabilities (excluding accumulated unpaid distributions on APS) from the Fund’s total assets and dividing by the number of APS outstanding.
(3)	Excludes accumulated undeclared dividends.

See accompanying notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS Unaudited

April 30, 2010

NOTE 1.	SIGNIFICANT ACCOUNTING POLICIES

The Fund (formerly known as the Neuberger Berman Real Estate Income Fund Inc.) was incorporated in Maryland on September 11, 2002 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors of the Fund (the “Board”) may classify or re-classify any unissued shares of capital shares into one or more classes of preferred shares without the approval of stockholders.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

In June 2009, the Financial Accounting Standards Board (“FASB”) issued The Accounting Standards CodificationTM (the “Codification”) which revises the framework for selecting the accounting principles to be used in the preparation of financial statements that are presented in conformity with GAAP. The objective of the Codification is to establish the FASB Accounting Standards Codification (“ASC”) as the source of authoritative accounting principles recognized by the FASB. Codification was effective for interim and annual periods ended after September 15, 2009. In adopting the Codification, all non-grandfathered, non-SEC accounting literature not included in the Codification is superseded and deemed non-authoritative. Codification requires any references within the Fund’s financial statements be modified from FASB issues to ASC.

Portfolio Valuation: Investments in equity securities by the Fund are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the last available bid price. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value, and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent sources. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value. Investments for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the investment are valued at fair value as determined in good faith by or under the direction of the Board, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

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THE DENALI FUND INC.

The Fund has adopted the FASB ASC and follows the provisions of ASC 820, “Fair Value Measurements and Disclosures” (“ASC 820”). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/ or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

¡	Level 1—unadjusted quoted prices in active markets for identical investments

¡	Level 2—significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

¡	Level 3—significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six months ended April 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques: weighted average of last available trade prices and multi-dimensional relational pricing model.

The following is a summary of the inputs used as of April 30, 2010 in valuing the Fund’s investments carried at value:

Investments in Securities at Value	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Domestic Common Stocks	$63,360,248	$–	$–	$ 63,360,248
Foreign Common Stocks	2,831,966	–	–	2,831,966
Auction Preferred Securities	–	11,390,000	–	11,390,000
Limited Partnerships	–	–	9,578,037	9,578,037
Short Term Investments	27,029,202	–	–	27,029,202

Total	$93,221,416	$11,390,000	$9,578,037	$ 114,189,453

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NOTES TO FINANCIAL STATEMENTS Unaudited

April 30, 2010

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value	Balance as of 10/31/2009	Realized gain/(loss)	Change in unrealized appreciation	Net purchases/ (sales)	Transfer in and/or	Balance as of 4/30/2010
Limited Partnerships	$8,816,723	–	$761,314	–	$–	$9,578,037

Total	$8,816,723	$–	$761,314	$–	$–	$9,578,037

Change in unrealized appreciation/(depreciation) on Level 3 securities are included the Statement of Assets and Liabilities under Net unrealized appreciation on investments. The Fund uses the value of investment securities, as of the end of each reporting period, in determining transfers in/out of Levels 1, 2 or 3.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

Foreign Currency Translation: The Fund may invest a portion of its assets in foreign securities. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. Foreign realized and unrealized gains and losses related to fluctuation in exchange rates are included in the Statement of Operations under Foreign currency related transactions.

Distributions to Stockholders: Prior to November 10, 2008, it was the policy of the Fund to declare quarterly and pay monthly distributions to common stockholders (the “Policy”). In an effort to maintain a stable distribution amount, the Fund could have paid distributions consisting of net investment income, realized gains and return of paid-in capital. Return of paid-in capital should not be considered yield by investors in the Fund. To the extent stockholders receive a return of paid-in capital they will be required to adjust their cost basis by the same amount upon the sale of their Fund shares. The composition

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THE DENALI FUND INC.

of the Fund’s distributions, if any, for the calendar year 2010 will be reported to Fund stockholders on IRS Form 1099-DIV. The Fund may pay distributions in excess of those required to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common stockholders are recorded on the ex-date.

The Fund’s Policy was suspended, as approved by the Board, at the regular meeting held November 10, 2008.

In November 2008 the SEC issued an order approving exemptive relief for the Fund from Section 19(b) and Rule 19b-1 under the 1940 Act (the “Order”). In accordance with the Order, the Fund implemented a managed distribution plan for the fiscal year ended October 31, 2008.

Historically, the Fund had a significant portion of its assets invested in securities issued by real estate companies, including real estate investment trusts (“REITs”). The distributions the Fund receives from REITs are generally comprised of income, capital gains, and return of capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2009, the Fund estimated these amounts within the financial statements since the information is not available from the REITs until after the Fund’s fiscal year-end. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099-DIV received to date. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund’s distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund stockholders on IRS Form 1099-DIV.

Interest Rate Swaps: The Fund may enter into interest rate swap transactions, with institutions that Management has determined are creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of the interest rate swap contracts, the Fund agrees to pay the swap counter party a fixed-rate payment in exchange for the counter party’s paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund’s variable-rate payment obligation on the Fund’s Preferred Shares. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked to market periodically.

Risks may arise if the counterparty to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counter party is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise from movements in interest rates unanticipated by Management. At April 30, 2010, the Fund had no outstanding interest rate swap contracts.

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NOTES TO FINANCIAL STATEMENTS Unaudited

April 30, 2010

Repurchase Agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. The Fund had no outstanding repurchase agreements as of April 30, 2010.

Concentration of Risk: The Fund operates as a “non-diversified” investment company, as defined in the 1940 Act. As a result of being “non-diversified”, with respect to 50% of the Fund’s portfolio, the Fund must limit to 5% the portion of its assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of the Fund’s portfolio, although no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. The Fund may hold a substantial position (up to 25% of its assets) in the common stock of a single issuer. As of April 30, 2010, the Fund held more than to 25% of its assets in Berkshire Hathaway, Inc., as a direct result of the market appreciation of the issuer since the time of purchase. Thus, the volatility of the Fund’s common stock, and the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of this single issuer than that of a more diversified fund.

Restricted Securities: As of April 30, 2010, the Fund held securities that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be revalued under methods approved by the Board of Directors as reflecting fair value. The Fund may invest, without limit, in restricted securities.

Issuer Description	Acquisition Date	Cost	Market Value April 30, 2010	Market Value as Percentage of Net Assets Available to Common Stock and Preferred Shares April 30, 2010
Ithan Creek Partners, L.P.	06/02/08	$7,000,000	$9,578,037	8.4%

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

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THE DENALI FUND INC.

Federal Income Tax: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its stockholders. Therefore, no federal income or excise tax provision is required.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

The Fund follows ASC 740 “Income Taxes” (“ASC 740”), which requires that the financial statement effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of ASC 740. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. The statue of limitations on the Fund’s federal and state tax filings remains open for the fiscal years ended October 31, 2006 through October 31, 2009.

NOTE 2.	MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER TRANSACTIONS WITH AFFILIATES

Boulder Investment Advisers, L.L.C. (“BIA”) and Stewart Investment Advisers (“SIA”) (together, the “Advisers”) serve as co-advisers to the Fund. The Fund pays the Advisers a monthly fee at an annual rate of 1.25% of the value of the Fund’s average monthly total net assets plus the principal amount of leverage, if any (“Net Assets”). At the January 29, 2010 Board of Directors meeting, the Advisers agreed to a waiver of advisory fees such that, in the future, the advisory fees would be calculated at the annual rate of 1.25% on Net Assets up to $400 million, 1.10% on Net Assets between $400-$600 million and 1.00% on Net Assets exceeding $600 million. This fee waiver has a one year term and is renewable annually at the option of the Advisers. The waiver is not subject to recapture. As the Fund’s Net Assets did not exceed $400 million at any time during the six months ended April 30, 2010, there was no fee waiver for that period. The equity owners of BIA are Evergreen Atlantic, LLC, a Colorado limited liability company (“EALLC”), and the Lola Brown Trust No. 1B (the “Lola Trust”), each of which is considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act. Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. SIA receives a fee equal to 75% of the fees earned by the Advisers and BIA receives 25% of the fees earned by the Advisers. The equity owner of SIA is the Stewart West Indies Trust, considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act.

Fund Administrative Services, LLC (“FAS”) serves as the Fund’s co-administrator. Under the Administration Agreement, FAS provides certain administrative and executive

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NOTES TO FINANCIAL STATEMENTS Unaudited

April 30, 2010

management services to the Fund. Effective February 1, 2010, the Fund pays FAS a monthly fee, calculated at an annual rate of 0.20% of the value of the Fund’s Net Assets up to $100 million, and 0.15% of the Fund’s Net Assets over $100 million. Prior to February 1, 2010, the Fund paid FAS a monthly fee of 0.20% of the value of the Fund’s Net Assets. The equity owners of FAS are EALLC and the Lola Trust, each of which is considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act.

The Fund pays each Director who is not a director, officer, employee, or affiliate of the Advisers or FAS, a fee of $8,000 per annum, plus $3,000 for each in-person meeting of the Board of Directors and $500 for each telephone meeting. In addition, the Chairman of the Board and the Chairman of the Audit Committee each receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. The Fund will also reimburse independent Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s co-administrator. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly. Fees paid to ALPS are calculated based on combined assets of the Fund, the Boulder Total Return Fund, Inc., the Boulder Growth & Income Fund, Inc., and First Opportunity Fund, Inc. (the “Fund Group”). ALPS receives the greater of the following, based on combined assets of the Fund Group: an annual minimum of $460,000, or an annualized fee of 0.045% on assets up to $1 billion, an annualized fee of 0.03% on assets between $1 and $3 billion, and an annualized fee of 0.02% on assets above $3 billion.

Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s custodian and Common Stock servicing agent (“Transfer Agent”), dividend-paying agent and registrar, and as compensation for BNY Mellon’s services as such, the Fund pays BNY Mellon a monthly fee plus certain out-of-pocket expenses. BNY Mellon also serves as the Fund’s Preferred Stock transfer agent, dividend dispensing agent and redemption agent.

NOTE 3.	SECURITIES TRANSACTIONS

During the six months ended April 30, 2010, there were purchase and sale transactions (excluding short term securities and interest rate swap contracts) of $820,749 and $3,777,766, respectively.

On April 30, 2010, based on cost of $96,877,148 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $20,397,642 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $3,085,337, resulting in net unrealized appreciation of $17,312,305.

NOTE 4.	CAPITAL

The Fund has authorized a total of 999,998,000, $0.0001 par value Common Shares, which may be converted into Preferred Shares. At April 30, 2010, 4,157,117 Common Shares were outstanding.

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THE DENALI FUND INC.

Transactions in common stock were as follows:

	Six Months Ended April 30, 2010	Year Ended October 31, 2009
Common Stock outstanding – beginning of period	4,157,117	4,157,117
Common Stock issued as reinvestment of dividends	–	–

Common Stock outstanding – end of period	4,157,117	4,157,117

NOTE 5.	PREFERRED SHARES

On December 12, 2002, the Fund re-classified 1,500 unissued capital shares as Series A Auction Preferred Shares (“Preferred Shares”). On February 7, 2003, the Fund issued 1,260 Preferred Shares. On September 10, 2003, the Fund re-classified an additional 500 unissued shares of capital shares as Preferred Shares. On October 24, 2003, the Fund issued an additional 420 Preferred Shares. All Preferred Shares have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon (“Liquidation Value”). On October 23, 2009, the Fund retired 52 Preferred Shares, with a total par value of $1,300,000. Those shares were purchased at a discount, at $22,500 per share, resulting in a realized discount of $130,000.

Except when the Fund has declared a special rate period, distributions to preferred stockholders, which are cumulative, are accrued daily and paid every 7 days. Distribution rates are reset every 7 days based on the results of an auction, except during special rate periods. In February 2008, the Preferred Shares market across all closed-end funds became illiquid, resulting in failed auctions for the Preferred Shares. A failed auction is not an event of default for the Fund but it has a negative impact on the liquidity of the Preferred Shares. A failed auction occurs when there are more sellers of a fund’s auction rate preferred shares than buyers. It is impossible to predict how long this imbalance will last. A successful auction for the Preferred Shares may not occur for some time, if ever, and even if liquidity does resume, holders of Preferred Shares may not have the ability to sell the Preferred Shares at its liquidation preference. As such, the Fund continues to pay dividends on the Preferred Shares at the maximum rate (set forth in the Fund’s governing document for the Preferred Shares), set at the current 7-day “AA” Financial Composite Commercial Paper rate times 150%.

For the six months ended April 30, 2010, distribution rates ranged from 0.09% to 0.26%. The Fund declared distributions to preferred stockholders for the period November 1, 2009 to April 30, 2010 of $36,086.

The Fund may redeem Preferred Shares, in whole or in part, on the second business day preceding any distribution payment date at Liquidation Value. The Fund is also subject to

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NOTES TO FINANCIAL STATEMENTS Unaudited

April 30, 2010

certain restrictions relating to the Preferred Shares. Specifically, the Fund is required under the 1940 Act to maintain an asset coverage with respect to the Preferred Shares of 200% or greater. The Fund is also required to maintain certain coverage amounts for Fitch and Moody’s (“rating agencies”). Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common stockholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at Liquidation Value. The holders of Preferred Shares are entitled to one vote per share and will vote with holders of common stock as a single class, except that the Preferred Shares will vote separately as a class on certain matters, as required by law or the Fund’s charter. The holders of the Preferred Shares, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on Preferred Shares for two consecutive years.

In connection with the settlement of each Preferred Share auction, the Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the Preferred Shares held by the broker-dealer’s customers. Prior to February 19, 2009 the Fund paid at an annual rate 0.25% and upon this date the annual rate was reduced to 0.05%, until further notice from the Fund. These fees are paid for failed auctions as well.

In order to satisfy rating agencies’ requirements, the Fund is required to provide each rating agency a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by each rating agency as one of the conditions to maintain the AAA/Aaa rating on the Preferred Shares. “Discounted value” refers to the fact that the rating agencies require the Fund, in performing this calculation, to discount portfolio securities below their market value, at rates determined by the rating agencies. The Fund was in compliance with these requirements as of April 30, 2010.

NOTE 6.	SIGNIFICANT STOCKHOLDERS

On April 30, 2010, the Lola Trust owned 3,190,207 Common Shares of the Fund, representing approximately 76.7% of the total Fund shares. The Lola Trust is an affiliated person of the Fund, as that term is defined in the 1940 Act. Also see Note 2 – Management fees, Administration fees, and Other Transactions with Affiliates.

NOTE 7.	SHARE REPURCHASE PROGRAM

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time, effect redemptions and/or repurchases of its Preferred Shares and/or its Common Stock, in the open market or through private transactions; at the option of the Board of Directors and upon such terms as the Directors shall determine.

For the year ended October 31, 2009, the Fund purchased 52 Preferred Shares at a discount and retired them at par value. The Fund did not repurchase any preferred or common stock for the six months ended April 30, 2010.

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THE DENALI FUND INC.

NOTE 8.	TAX BASIS DISTRIBUTIONS

As determined on October 31, 2009, permanent differences resulting primarily from different book and tax accounting for distributions in excess of earnings were reclassified at fiscal year-end. These reclassifications had no effect on the net increase in net assets resulting from operations, net asset value applicable to common stockholders or net asset value per common share of the Fund. Permanent book and tax basis differences of $34,313, $(164,313), and $130,000 were reclassified at October 31, 2009 among undistributed net investment income, accumulated net realized gains on investments, and paid in capital, respectively, for the Fund.

The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008 was as follows:

	Year Ended October 31, 2009	Year Ended October 31, 2008
Distributions paid from:
Ordinary Income	$ 154,223	$2,135,353
Long-Term Capital Gain	—	13,050,001
Tax Return of Capital	—	1,557,574
	$ 154,223	$16,742,928

As of October 31, 2009, the components of distributable earnings on a U.S. federal income tax basis were as follows:
Undistributed Ordinary Income		$719,878
Net Unrealized Appreciation		10,494,727
		$11,214,605

The difference between book and tax basis distributable earnings is attributable primarily to temporary differences related to mark to market of passive foreign investment companies and partnership book and tax differences.

NOTE 9.	RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements. Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact it will have on its financial statement disclosures.

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NOTES TO FINANCIAL STATEMENTS Unaudited

April 30, 2010

NOTE 10.	SUBSEQUENT EVENTS

At a regular meeting held May 3, 2010, the Fund’s Board of Directors resolved that the Fund conduct a tender offer for the Fund’s auction preferred shares. On May 18, 2010, the Fund commenced an offer to purchase for cash up to 400 of its outstanding Series A APS at a price equal to 75% of the liquidation preference of $25,000 per share (or, $18,750 per share). The offer was set to expire at 5:00 P.M., Eastern Daylight Time, June 16, 2010, or such later date to which the offer was extended at the discretion of the Fund.

On June 16, 2010, the Fund announced that it had amended its cash tender offer for up to 400 of its outstanding Series A APS. The amended offer increased the purchase price to 80% of the liquidation preference of $25,000 per share (or, $20,000 per share) and extended the expiration date of the offer until 5:00 P.M., Eastern Daylight Time, June 30, 2010, or such later date to which the offer may be further extended at the discretion of the Fund. The guarantee period was similarly extended until 5:00 P.M., Eastern Daylight Time, July 6, 2010.

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THE DENALI FUND INC.

Whenever the Fund declares a dividend or distribution with respect to the common shares of the Fund (“Shares”), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an “ex-dividend” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All

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DISTRIBUTION REINVESTMENT PLAN Unaudited

April 30, 2010

dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax. Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date,

Semi-Annual Report | April 30, 2010	27

THE DENALI FUND INC.	DISTRIBUTION REINVESTMENT PLAN Unaudited

April 30, 2010

otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of Maryland.

28	www.thedenalifund.com

ADDITIONAL INFORMATION Unaudited

April 30, 2010

Significant Events

The Board of Directors, including a majority of the Independent Directors, ratified Deloitte & Touche LLP as the Fund’s independent registered public accounting firm to replace Briggs, Bunting & Dougherty LLP, for the Fund’s fiscal year ending October 31, 2008. The report of the financial statements audited by Briggs, Bunting & Dougherty LLP for the Fund for the year ended October 31, 2007 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the six years prior to that, Ernst & Young LLP served as the Fund’s independent registered public accounting firm and those reports of financial statements audited by Ernst & Young LLP did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Fund, Briggs, Bunting & Dougherty LLP or Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Briggs, Bunting & Dougherty LLP and/or Ernst & Young LLP would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years, and there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K. The Fund did not consult Deloitte & Touche LLP regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements, or (2) any matter that was the subject of a disagreement or a reportable event, as such terms are defined in Item S-K 304 of Regulation S-K.

Proxy Voting Policies and Procedures

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available, without charge, at www.thedenalifund.com, on the SEC’s website at www.sec.gov or by calling 303-449-0426. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at www.sec.gov.

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) on the Fund’s website at www.thedenalifund.com; (2) on the SEC’s website at www.sec.gov; or (3) may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Senior Officer Code of Ethics

The Fund files a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at http://www.thedenalifund.com.

Semi-Annual Report | April 30, 2010	29

THE DENALI FUND INC.

Fund Bylaws and Charter

The Fund last amended its Charter effective January 19, 2010, and last amended and restated its Bylaws effective January 29, 2010.

Privacy Statement

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Directors of The Denali Fund Inc. (the “Fund”) have established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use. General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”)) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or US mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or US mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

30	www.thedenalifund.com

ADDITIONAL INFORMATION Unaudited

April 30, 2010

Meeting of Stockholders - Voting Results

On May 3, 2010, the Fund held its Annual Meeting of Stockholders to consider the election of Directors of the Fund. The following votes were recorded:

Proposal 1: Election of Directors of the Fund

Election of Richard I. Barr as Director of the Fund (both common and preferred stockholders vote)	# of Votes Cast	% of Votes Cast
Affirmative	3,996,766	98.11%
Withheld	77,121	1.89%

TOTAL	4,073,887	100.00%

Election of John S. Horejsi as Director of the Fund (only preferred stockholders vote)	# of Votes Cast	% of Votes Cast
Affirmative	228	97.02%
Withheld	7	2.98%

TOTAL	235	100.00%

Semi-Annual Report | April 30, 2010	31

THE DENALI FUND INC.

DISCUSSION REGARDING THE BOARD OF DIRECTORS’ APPROVAL OF THE INVESTMENT ADVISORY CONTRACTS

Each of the Advisers has entered into an Investment Advisory Agreement with the Fund (the “Advisory Agreements”) pursuant to which the Advisers are jointly responsible for managing the Fund’s assets in accordance with its investment objectives, policies and limitations. The 1940 Act requires that the Board, including a majority of the Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of 1940 Act (the “Independent Directors”), annually approve the terms of the Advisory Agreements. At a regularly scheduled meeting held on January 29, 2010, the Directors, by a unanimous vote (including a separate vote of the Independent Directors), approved the renewal of the Advisory Agreements.

Factors Considered

Generally, the Board considered a number of factors in renewing the Advisory Agreements including, among other things, (i) the nature, extent and quality of services to be furnished by the Advisers to the Fund; (ii) the investment performance of the Fund compared to relevant market indices and the performance of comparable funds; (iii) the advisory fees and other expenses paid by the Fund; (iv) the profitability to the Advisers of their investment advisory relationship with the Fund; (v) the extent to which economies of scale are realized and whether fee levels reflect any economies of scale; (vi) support of the Advisers by the Fund’s principal stockholders; and (vii) the historical relationship between the Fund and the Advisers. The Board also reviewed the ability of the Advisers to provide investment management and supervision services to the Fund, including the background, education and experience of the key portfolio management and operational personnel, the investment philosophy and decision-making process of those professionals, and the ethical standards maintained by the Advisers.

Deliberative Process

To assist the Board in its evaluation of the quality of the Advisers’ services and the reasonableness of the Advisers’ fees under the Advisory Agreements, the Board received a memorandum from independent legal counsel to the Independent Directors discussing the factors generally regarded as appropriate to consider in evaluating investment advisory arrangements and the duties of directors in approving such arrangements. In connection with its evaluation, the Board also requested, and received, various materials relating to the Advisers’ investment services under the Advisory Agreements. These materials included reports and presentations from the Advisers that described, among other things, the Advisers’ organizational structure, financial condition, internal controls, policies and procedures on brokerage practices, soft-dollar commissions and trade allocation, comparative investment performance results, comparative advisory fees, and compliance policies and procedures. The Board also received a report prepared by an independent consultant, Lipper Analytical Services, Inc. (“Lipper”), comparing the Fund’s performance, advisory fees and expenses to a group of leveraged closed-end funds determined to

32	www.thedenalifund.com

BOARD OF DIRECTORS’ APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS UNAUDITED

April 30, 2010

have the most similar, although not identical, investment strategies as the Fund (the “Peer Group”), in each case as determined by Lipper. The Board also considered information received from the Advisers throughout the year, including investment performance and returns as well as stock price, net asset value and expense ratio reports for the Fund.

In advance of the January 29, 2010 meeting, the Independent Directors held a special telephonic meeting with counsel to the Fund and the Independent Directors. One purpose of the meeting was to discuss the renewal of the Advisory Agreements and to review the materials provided to the Board by the Advisers in connection with the annual review process. The Board held additional discussions at the January 29, 2010 Board meeting, which included a private session among the Independent Directors and their independent legal counsel at which no employees or representatives of the Advisers were present.

The information below summarizes the Board’s considerations in connection with its approval of the Advisory Agreements. In deciding to approve the Advisory Agreements, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Nature, Extent and Quality of the Services Provided; Ability to Provide Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by the Advisers under the Advisory Agreements. Each Adviser’s most recent investment adviser registration form on the Securities and Exchange Commission’s Form ADV was provided to the Board, as were the responses of the Advisers to information requests submitted to the Advisers by the Independent Directors through their independent legal counsel. The Board reviewed and analyzed the materials, which included information about the background, education and experience of the Advisers’ key portfolio management and operational personnel and the amount of attention devoted to the Fund by the Advisers’ portfolio management personnel. The Board also reviewed the Advisers’ policies and procedures on side-by-side management of other accounts and any impact these have on the success of the Fund. The Board was satisfied that the Advisers’ investment personnel, including Carl D. Johns, the Fund’s principal portfolio manager, would devote an adequate portion of their time and attention to the success of the Fund and its investment strategy. Based on the above factors, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisers, and that the Advisers possessed the ability to continue to provide these services to the Fund in the future.

Investment Performance

The Board considered the investment performance of the Fund since the Advisers were engaged by the Fund in October, 2007, as compared to both relevant indices and the performance of approximately fifteen comparable closed-end funds (the “Closed End

Semi-Annual Report | April 30, 2010	33

THE DENALI FUND INC.

Peer Group”). The Board noted that the Fund underperformed the Standard & Poor’s 500 Index (the “S&P 500”), the Fund’s primary relevant benchmark, as well as the Dow Jones Industrial Average (the “Dow Jones”) and the NASDAQ Composite Index (the “NASDAQ Composite”) for the one- and three-year periods ended December 31, 2009. The Board noted that the Fund outperformed the S&P 500, performed comparably to the NASDAQ Composite and slightly underperformed the Dow Jones for the five-year period ended December 31, 2009. The Board further noted that the Fund has outperformed the S&P 500 by a significant margin since the Advisers were engaged by the Fund in October, 2007. The Board noted that the Fund underperformed a majority of the Closed End Peer Group for the one-, three- and five-year periods ended December 31, 2009. In evaluating the investment performance of the Advisers, the Board noted that the Fund had been ranked #1 in the Lipper Closed-End Equity Fund Performance for Real Estate Funds for the one-year and five-year periods ended December 31, 2008 based in part on the prudent decision by the Advisers to trim the Fund’s real estate-related investments and to not remain fully invested in the equity markets in 2008. The Board noted that, despite achieving high absolute returns of 18.9% for the year ended December 31, 2009, the Fund trailed its benchmarks principally as a result of remaining less than fully invested in the equity markets in 2009. In concluding that the Fund’s overall investment performance supported renewal of the Advisory Agreements, the Board ascribed greater weight to the since October, 2007 performance of the Fund against its benchmark.

Costs of Services Provided and Profits Realized by the Advisers

In evaluating the costs of the services provided to the Fund by the Advisers, the Board received statistical and other information regarding the Fund’s total expense ratio and its various components, including advisory fees and investment-related expenses. The Board acknowledged that the level of fees charged by the Advisers is at the higher end of the spectrum of fees charged by similarly situated investment advisers of closed-end funds included in the Fund’s Peer Group expense universe; however, the advisory fees payable under the Advisory Agreements were comparable to the fees earned by the Advisers on other portfolios managed by the Advisers.

The Board also obtained detailed information regarding the overall profitability of the Advisers and the combined profitability of the Advisers and FAS, which acts as co-administrator for the Fund. The combined profitability information was obtained to assist the Board in determining the overall benefits to the Advisers from their relationship to the Fund. In particular, the Board reviewed the costs incurred by the Advisers and FAS in providing services to the Fund. The Board also took into consideration a reduction in administration fees to be charged to the Fund by FAS that had been agreed to by FAS at the January 29, 2010 meeting. The Board noted that this reduction in fees would reduce the Fund’s expense ratio and the overall benefits to the Advisers from their relationship to the Fund. Based on its analysis of this information, the Board determined that the overall level of profits earned by the Advisers does not appear to be unreasonable based on the profitability of other investment management firms and the quality of the services rendered by the Advisers.

34	www.thedenalifund.com

BOARD OF DIRECTORS’ APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS Unaudited

April 30, 2010

Based on these factors, the Board concluded that the fee under the Advisory Agreements was reasonable and fair in light of the nature and quality of the services provided by the Advisers.

Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee is reasonable in relation to the Fund’s assets and any economies of scale that may exist. The Board further noted that the Advisers agreed to implement a fee waiver to reduce the advisory fees as the Fund’s assets grow. Such fee waiver is for a one year period and is renewable annually at the option of the Advisers. The Board concluded that the fee schedule is acceptable and appropriately reflects any economies of scale expected to be realized by the Advisers in managing the Fund’s assets if the Fund’s net assets increase.

Stockholder Support and Historical Relationship with the Fund

The Board also weighed the views of the Fund’s largest stockholders, which are affiliated with the family of Mr. Stewart R. Horejsi. As of December 31, 2009, the Lola Trust and other entities affiliated with the Horejsi family held approximately 75% of the Fund’s outstanding common shares. The Board understood from Mr. Horejsi that these stockholders were supportive of the Advisers and the renewal of the Advisory Agreements.

Approval

The Board based its decision to approve the renewal of the Advisory Agreements on a careful analysis, in consultation with independent counsel, of the above factors as well as other factors. In approving the Advisory Agreements, the Board concluded that the terms of the Fund’s investment advisory agreements are reasonable and fair and that renewal of the Advisory Agreements is in the best interests of the Fund and its stockholders.

Semi-Annual Report | April 30, 2010	35

Directors	Richard I. Barr
Susan L. Ciciora
John S. Horejsi
Dean L. Jacobson
Joel W. Looney

Co-Investment	Stewart Investment Advisers
Advisers	Boulder Investment Advisers, L.L.C.
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator	Fund Administrative Services, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator	ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Custodian	Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent	BNY Mellon Shareholder Services Issuer Services
480 Washington Blvd
Jersey City, NJ 07310

Independent	Deloitte & Touche LLP
Registered Public	555 17th Street, Suite 3600
Accounting Firm	Denver, CO 80202

Legal Counsel	Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Twenty-Fifth Floor
Los Angeles, CA 90071

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

www.thedenalifund.com

THE DENALI FUND INC. c /o BNY Mellon Sharehowner Services 480 Washington Blvd Jersey City, NJ 07310

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    Not applicable to this semi-annual filing.

(a)(2)    Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)    Not applicable.

(b)        Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	THE DENALI FUND INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	July 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date:	July 8, 2010

By (Signature and Title)	/s/ Carl D. Johns
Carl D. Johns, Vice President and Treasurer (Principal Financial Officer)

Date:	July 8, 2010